SMITH BARNEY INVESTMENT SERIES

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statement of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

Smith Barney Growth and Income Portfolio	February 25, 2005
Smith Barney Premier Selections All Cap Growth Portfolio	February 25, 2005
Smith Barney Dividend Strategy Portfolio	February 25, 2005
SB Government Portfolio
Smith Barney Class A shares	February 25, 2005

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